EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U. S. C. § 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gramercy Property Trust Inc. (the “Trust”) on Form 10-K/A for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon W. Clark, Chief Financial Officer of the Trust, certify, in my capacity as an officer of the Trust, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: March 31, 2014

/s/ Jon W. Clark

Jon W. Clark

Chief Financial Officer